                                                                EXHIBIT NO. 3.13

[SEAL]
THE STATE OF INDIANA

RESTATED ARTICLES OF INCORPORATION                  ----------------------------
State Form 42152(12-87)                                 Secretary of State
Provided by Evan Bayh, Secretary of State                  State House
of Indiana                                             Corporations Division
                                                             Room 155
Present Original and One Copy. Use 8 1/2" x 11"        Indianapolis, IN 46204
     paper for inserts.                                    (317) 232-6576
FILING FEE: $30.00                                  ----------------------------
Indiana Code 23-1-38-7
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                                    RESTATED
                          ARTICLES OF INCORPORATION OF
                                 MEGA-SYS, INC.
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                              (Name of Corporation)

The above corporation (hereinafter referred to as the "Corporation") existing pursuant to the Indiana Business Corporation Law, desiring to give notice of corporate action effectuating the restatement of its Articles of Incorporation, sets forth the following facts:
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                             ARTICLE I - RESTATMENT
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SECTION I:   The date of incorporation of the Corporation:

             January 18, 1989
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SECTION II:  The name of the Corporation following this restatement:

             MegaSys, Inc.
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SECTION III: The exact test of the Restated Articles of incorporation is attached.
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     ARTICLE II - MANNER OF ADOPTION AND VOTE (Strike inapplicable section)
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SECTION I:   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
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SECTION:     The restatement contains an amendment requiring shareholder approval and the vote is set forth below:

     VOTE OF SHAREHOLDERS

     The designation (i.e. common, preferred and any classification where different classes of stock exists), number of outstanding shares, number of votes entitled to vote seperately on the amendment and the number of votes of each voting group represented at the meeting is set forth as follows:
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                                                        TOTAL    A     B     C
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DESIGNATION OF EACH VOTING GROUP                              Common
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NUMBER OF OUTSTANDING SHARES                                   1000
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NUMBER OF VOTES ENTITLED TO BE CAST                            1000
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NUMBER OF VOTES REPRESENTED AT THE MEETING                     1000
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SHARES VOTED IN FAVOR                                          1000
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SHARES VOTED AGAINST                                              0
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     In Witness Whereof, the undersigned being the President
                                                    (title)
     of said Corporation executes these Restated Articles of Incorporation and verifies, subject to penalties of perjury that the statements contained herein are true, this 6th day of October, 1994.
--------------------------------------------------------------------------------
Signature                             Printed Name


//s// ROBERT L. RICHARDSON            Robert L. Richardson
----------------------------

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                                      -1-

[SEAL]
THE STATE OF INDIANA

NOTICE OF CHANGE OF REGISTERED   Provided by: EVAN BAYH
OFFICE OR REGISTERED AGENT                    Indiana Secretary of State
ALL CORPORATIONS                              Room 155, State House
State Form 26276 (R /1-88)                    Indianapolis, Indiana 46204
                                              (317) 232-6576

Present original and 2 copies    Indiana Code  23-1-24-2 (for profit-corporations)
                                 Indiana Code 23-7-1. 1-53 (non-profit corporations)
                                 NO FILING FEE

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Name of Corporation                            Data of Incorporation

MegaSys, Inc.                                  January 18, 1989
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Current Registered Office Address                                      ZIP Code

432 South Emerson, Suite 110, Greenwood                                 46143
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New Registered Office Address

609A Treybourne Drive, Greenwood                                        46142
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Registered Agent (Type or Print Name)

Robert Richardson
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New Registered Agent (Type or Print Name)

Robert Richardson
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                 STATEMENTS BY REGISTERED AGENT OR CORPORATION
--------------------------------------------------------------------------------

     This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

     After the change or changes are made, the street address of this corporation's registered agent and the address of its registered office will be identical.

     The resident agent filing this statement of change of the registered agent's business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the undersigned being the (Registered Agent)
                                    of said corporation executes this notice and
     ------------------------------
     verifies, subject to penalties of perjury, that the statements contained herein are true, this 19th day of October, 1995.

--------------------------------------------------------------------------------
Signature                             Printed Name


//s// ROBERT L. RICHARDSON            Robert Richardson
----------------------------

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                                      -2-

                                State of Indiana
                        Office of the Secretary of State

                      CERTIFICATE OF ASSUMED BUSINESS NAME

                                       of

                                 MEGASYS, INC.

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Certificate of Assumed Business Name of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

Following said transaction the entity named above will be doing business under the assumed business name(s) of:

                                  MERIDIAN IQ

     NOW, THEREFORE, with this document I certify that said transaction will become effective Wednesday, July 02, 2003.

[SEAL]
THE STATE OF INDIANA

     In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, July 2, 2003.


     /s/ TODD ROKITA
     -------------------------
     TODD ROKITA,
     SECRETARY OF STATE

[SEAL]
THE STATE OF INDIANA

                                           -------------------------------------
CERTIFICATE OF ASSUMED BUSINESS NAME          SUE ANNE GILROY
(All Corporations)                            SECRETARY OF STATE
State Form 30353 (R8 / 9-97)                  CORPORATIONS DIVISION
State Board of Accounts Approved 1995         302 W. Washington St., Rm. E018
                                              Indianapolis, IN 46204
                                              Telephone: (317) 232-6576
                                           -------------------------------------

INSTRUCTIONS:                                          Indiana Code 23-15-1-1, et seq.

1.   This certificate must also be recorded in the     FILING FEES PER CERTIFICATE:
     office of County Recorder of each county in       For-Profit Corporation, Limited Liability
     which a place of business or office is located.   Company, Limited Partnership             $30.00
                                                       Not-For-Profit Corporation               $25.00
2.   FEES ARE PER ASSUMED NAME. Please make check      Certificate - Additional                 $15.00
     or money order payable to:
Indiana Secretary of State

Please TYPE or PRINT.

--------------------------------------------------------------------------------
1.   Name of Corporation, LLC, or LP     2.   Date of incorporation / admission

          MegaSys, Inc.                                    1/18/89
--------------------------------------------------------------------------------
3.   Address at which the Corporation, LLC, LP will do business or have an office in Indiana. If no office in Indiana, then state current registered address (street address)

          CT Corporation System, 36 Pennsylvania St., Suite 700

City, state and ZIP code

         Indianapolis, IN  46204
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4.   Assumed business name(s) ($30.00 per name)

          Meridian IQ
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5.   Principal office address of the Corporation, LLC, LP (street address)

          10990 Roe Avenue

City, state and ZIP code

          Overland Park, KS  66211
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6.   Signature                           7.   Printed name


          //s// Michelle Russell                   Michelle A. Russell,
          ----------------------------             Secretary, MegaSys, Inc.
---------------------------------------------------------------------------------
     STATE OF Kansas
     COUNTY OF Johnson

     Subscribed and sworn or attested to before me, this 2nd day of May, 2003

--------------------------------------------------------------------------------
Notary Public


          //S// Connie L. Chambers
          ---------------------------

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My Notarial Commission Expires:          My County of Residence is:

     11/01/03                                 Johnson
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--------------------------------------------------------------------------------
This instrument was prepared by:

          Michelle Russell, Secretary, MegaSys, Inc.
--------------------------------------------------------------------------------

                                      -4-